                  [AMERICAN INSTITUTE OF ARCHITECT LETTERHEAD]

                                                                   EXHIBIT 10.6

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                               AIA Document A401

                           STANDARD FORM OF AGREEMENT
                      BETWEEN CONTRACTOR AND SUBCONTRACTOR

                                  1987 EDITION

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY
         IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

                This document has been approved and endorsed by
                    the American Subcontractors Association
                 and the Associated Specialty Contractors, Inc.

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AGREEMENT
made as of the Sixth (6) day of January in the year of Nineteen Hundred and Ninety Seven

BETWEEN the Contractor:         Inland Casino Corporation
(Name and Address)              4225 Executive Square, Suite 1650
                                La Jolla, CA 92037

and the Subcontractor:          L. J. Barney and Sons
(Name and Address)              7304 Reeder Road
                                Klamath Falls, Oregon 97603

The Contractor has made a contract for construction dated                  with
The Owner:
(Name and Address)              Inland Casino Corporation
                                4225 Executive Square, Suite 1650
                                La Jolla, CA 92037

For the following Project:      KLA-MO-YA Casino
(Name and Location)             34333 Highway 97 North
                                Chiloquin, Oregon 97624

which Contract is hereinafter referred to as the Prime Contract and which provides for the furnishing of labor, materials, equipment and services in connection with the construction of the Project. A copy of the Prime Contract, consisting of the Agreement Between Owner and Contractor (from which compensation amounts may be deleted) and the other Contract Documents enumerated therein has been made available to the Subcontractor.

The Architect for the Project is:
(Name and Address)              Gaming Environment Design, Inc.
                                1813 130th Ave NE, Suite 220
                                Bellevue, WA 98005

The Contractor and the Subcontractor agree as set forth below.

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Copyright 1915, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1972, 1978,
(c)1987 by the American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution,
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             AIA DOCUMENT A401 o CONTRACTOR-SUBCONTRACTOR AGREEMENT
                       TWELFTH EDITION o AIA(R) o (c)1987
       THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
                             WASHINGTON, D.C. 20006

         WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS
                      AND IS SUBJECT TO LEGAL PROSECUTION.

                       TERMS AND CONDITIONS OF AGREEMENT
                      BETWEEN CONTRACTOR AND SUBCONTRACTOR


                                   ARTICLE 1

                           THE SUBCONTRACT DOCUMENTS

1.1. The Subcontract Documents consist of (1) this Agreement; (2) the Prime Contract, consisting of the Agreement between the Owner and Contractor and the other Contract Documents enumerated therein, including Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Agreement between the Owner and Contractor and Modifications issued subsequent to the execution of the Agreement between the Owner and Contractor, whether before or after the execution of this Agreement, and other Contract Documents, if any, listed in the Owner-Contractor Agreement (3) other documents listed in Article 16 of this Agreement; and (4) Modifications to this Subcontract issued after execution of this Agreement. These form the Subcontract, and are as fully a part of the Subcontract as if attached to this Agreement or repeated herein. The
Subcontract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Subcontract Documents, other than Modifications issued subsequent to the execution of this Agreement, appears in
Article 16.

1.2 The Subcontractor shall be furnished copies of the Subcontract Documents upon request, but the Contractor may charge the Subcontractor for the cost of reproduction.


                                   ARTICLE 2

                       MUTUAL RIGHTS AND RESPONSIBILITIES

2.1 The Contractor and Subcontractor shall be mutually bound by the terms of this Agreement and, to the extent that provisions of the Prime Contract apply to the Work of the Subcontractor, the Contractor shall assume toward the Subcontractor all obligations and responsibilities that the Owner, under the Prime Contract, assumes toward the Contractor, and the Subcontractor shall assume toward the Contractor all obligations and responsibilities which the Contractor, under the Prime Contract, assumes toward the Owner and the Architect. The Contractor shall have the benefit of all rights, remedies and redress against the Subcontractor which the Owner, under the Prime Contract, has against the Contractor, and the Subcontractor shall have the benefit of all rights, remedies and redress against the Contractor which the Contractor, under the Prime Contract, has against the Owner, insofar as applicable to this Subcontract. Where a provision of the Prime Contract is inconsistent with a provision of this Agreement, this Agreement shall govern.

2.2 The Contractor may require the Subcontractor to enter into agreements with Sub-subcontractors performing portions of the Work of this Subcontract by which the Subcontractor and the Sub-subcontractor are mutually bound, to the extent of the Work to be performed by the Sub-subcontractor, assuming toward each other all obligations and responsibilities which the Contractor and Subcontractor assume toward each other and having the benefit of all rights, remedies and redress each against the other which the Contractor and Subcontractor have by virtue of the provisions of this Agreement.


                                   ARTICLE 3

                                   CONTRACTOR

3.1  SERVICES PROVIDED BY THE CONTRACTOR

3.1.1 The Contractor shall cooperate with the Subcontractor in scheduling and performing the Contractor's Work to avoid conflicts of interference in the Subcontractor's Work and shall expedite written responses to submittals made by the Subcontractor in accordance with Paragraph 4.1 and Article 5. As soon as practicable after execution of this Agreement, the Contractor shall provide the Subcontractor copies of the Contractor's construction schedule and schedule of submittals, together with such additional scheduling details as will enable the Subcontractor to plan and perform the Subcontractor's Work properly. The Subcontractor shall be notified promptly of subsequent changes in the construction and submittal schedules and additional scheduling details.

3.1.2 The Contractor shall provide suitable areas for storage of the Subcontractor's materials and equipment during the course of the Work. Additional costs to the Subcontractor resulting from relocation of such facilities at the direction of the Contractor, except as previously agreed upon, shall be reimbursed by the Contractor.

3.1.3 Except as provided in Article 14, the Contractor's equipment will be available to the Subcontractor only at the Contractor's discretion and on mutually satisfactory terms.

3.2  COMMUNICATIONS

3.2.1 The Contractor shall promptly make available to the Subcontractor information which affects this Subcontract and which becomes available to the Contractor subsequent to execution of this Subcontract.

3.2.2 The Contractor shall not give instructions or orders directly to employees or workmen of the Subcontractor, except to persons designated as authorized representatives of the Subcontractor.

3.2.3 The Contractor shall permit the Subcontractor to request directly from the Architect information regarding the percentages of completion and the amount certified on account of Work done by the Subcontractor.

3.2.4 If hazardous substances of a type of which an employer is required by law to notify its employees are being used on the site by the Contractor, a subcontractor or anyone directly or indirectly employed by them (other than the Subcontractor), the Contractor shall, prior to harmful exposure of the Subcontractor's employees to such substance, give written notice of the chemical composition thereof to the Subcontractor in sufficient detail and time to permit the Subcontractor's compliance with such laws.

3.3  CLAIMS BY THE CONTRACTOR

3.3.1 Liquidated damages for delay, if provided for in Paragraph 9.3 of this Agreement, shall be assessed against the Subcontractor only to the extent caused by the Subcontractor, the Subcontractor's employees and agents. Sub-subcontractors, suppliers or any person or entity for whose acts the Subcon-

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AIA DOCUMENT A401 o CONTRACTOR-SUBCONTRACTOR AGREEMENT  o          A401-1987   2
TWELFTH EDITION  o  AIA(R)  o  (c) 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1755 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006


       WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
                        IS SUBJECT TO LEGAL PROSECUTION.

tractor may be liable, and in no case for delays or causes arising outside the scope of this Subcontract.

3.3.2 Except as may be indicated in this Agreement, the Contractor agrees that no claim for payments for services rendered or materials and equipment furnished by the Contractor to the Subcontractor shall be valid without prior notice to the Subcontractor and unless written notice thereof is given by the Contractor to the Subcontractor not later than the tenth day of the calendar month following that in which the claim originated.

3.4     CONTRACTOR'S REMEDIES

3.4.1 If the Subcontractor defaults or neglects to carry out the Work in accordance with this Agreement and fails within three working days after receipt of written notice from the Contractor to commence and continue correction of such default or neglect with diligence and promptness, the Contractor may, after three days following receipt by the Subcontractor of an additional written notice, and without prejudice to any other remedy the Contractor may have, make good such deficiencies and may deduct the cost thereof from the payments then or thereafter due the Subcontractor, provided, however, that if such action is based upon faulty workmanship or materials and equipment, the Architect shall first have determined that the workmanship or materials and equipment are not in accordance with requirements of the Prime Contract.

                                   ARTICLE 4
                                   ---------
                                 SUBCONTRACTOR

4.1     EXECUTION AND PROGRESS OF THE WORK

4.1.1 The Subcontractor shall cooperate with the Contractor in scheduling and performing the Subcontractor's work to avoid conflict, delay in or interference with the Work of the Contractor, other subcontractors or Owner's own forces.

4.1.2 The Subcontractor shall promptly submit Shop Drawings, Product Data, Samples and similar submittals required by the Subcontract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Contractor or other subcontractors.

4.1.3 The Subcontractor shall submit to the Contractor a schedule of values allocated to the various permits of the Work of this Subcontract, aggregating the Subcontract sum, made out in such detail as the contractor and Subcontractor may agree upon or as required by the Owner, and supported by such evidence as the contractor may direct. In applying for payment, the subcontractor shall submit statements based upon this schedule.

4.1.4 The Subcontractor shall furnish to the Contractor periodic progress reports on the Work of this subcontract as mutually agreed, including information on the status of materials and equipment which may be in the course of preparation or manufacture.

4.1.5 The Subcontractor agrees that the Architect will have the authority to reject work which does not conform to the Prime Contract. The Architect's decisions on matters relating to aesthetic effect shall be final if consistent with the intent expressed in the Prime Contract.

4.1.6 The Subcontractor shall pay for materials, equipment and labor used in connection with the performance of this Subcontract through the period covered by previous payments received from the Contractor, and shall furnish satisfactory evidence, when requested by the Contractor, to verify compliance with the above requirements.

4.1.7 The Subcontractor shall take necessary precaution to protect properly the Work of other subcontractors from damage caused by operations under this Subcontract.


4.1.8 The Subcontractor shall cooperate with the Contractor, other subcontractors and the Owner's own forces whose work might, interfere with the Subcontractor's work. The subcontractor shall participate in the preparation of coordinated drawings in areas of congestion, if required by the Prime contract, specifically noting and advising the Contractor of potential conflicts between the Work of the Subcontractor and that of the Contractor, other subcontractors or the Owner's own forces.

4.2     LAWS, PERMITS, FEES AND NOTICES

4.2.1 The Subcontractor shall give notices and comply with laws, ordinances, rules, regulations and orders of public authorities bearing on performance of the Work of this Subcontract. The Subcontractor shall accrue and pay for permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Subcontractor's work, the furnishing of which is required of the Contractor by the Prime Contract.

4.2.2 The Subcontractor shall comply with Federal, state and local tax laws, social security acts, unemployment compensation acts and workers' or workmen's compensation acts insofar as applicable to the performance of this Subcontract.

4.3     SAFETY PRECAUTIONS AND PROCEDURES

4.3.1 The Subcontractor shall take reasonable safety precautions with respect to performance of this Subcontract, shall comply with safety measures initiated by the Contractor and with applicable laws, ordinances, rules, regulations and orders of public authorities for the safety of persons or property in accordance with the requirements of the Prime Contract. The Subcontractor shall report to the Contractor within three days an injury to an employee or agent of the Subcontractor which occurred at the site.

4.3.2 If hazardous substances of a type of which an employer is required by law to notify its employees are being used on the site by the Subcontractor, the subcontractor's sub-subcontractor or anyone directly or indirectly employed by them, the Subcontractor shall, prior to harmful exposure of any employees on the site to such substance, give written notice of the chemical composition thereof to the Contractor in sufficient detail and time to permit compliance with such laws by the Contractor, other subcontractors and other employers on the site.

4.3.3 In the event the Subcontractor encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl (PCB) which has not been rendered harmless, the Subcontractor shall immediately stop work in the area affected and report the condition to the Contractor in writing. The Work in the affected area shall resume in the absence of asbestos or polychlorinated biphenyl (PCB), or when it has been rendered harmless, by written agreement of the contractor and Subcontractor, or in accordance with final determination by the Architect on which arbitration has not been demanded, or by arbitration as provided in this Agreement. The Subcontractor shall not be required pursuant to Article 5 to perform without consent any Work relating to asbestos or polychlorinated biphenyl (PCB).


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3 A401-1987             AIA DOCUMENT A401 - CONTRACTOR-SUBCONTRACTOR AGREEMENT
                        TWELFTH EDITION - AIA(R) - (C)1987
                        THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006

                                    WARNING:
            Unlicensed photocopying violates U.S. copyright laws and
                        is subject to legal prosecution.

4.3.4 To the fullest extend permitted by law, the Contractor shall indemnify and hold harmless the Subcontractor, the Subcontractor's Sub-subcontractors, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Contractor, Architect, Owner, anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Subparagraph 4.3.4.

4.4  CLEANING UP

4.4.1 The Subcontractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations performed under this Subcontract. The Subcontractor shall not be held responsible for unclean conditions caused by other contractors or subcontractors.

4.5  WARRANTY

4.5.1 The Subcontractor warrants to the Owner, Architect and Contractor that materials and equipment furnished under this Subcontract will be of good quality and new unless otherwise required or permitted by the Subcontract Documents, that the Work of this Subcontract will be free from defects not inherent in the quality required or permitted, and that the Work will conform with the requirements of the Subcontract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Subcontractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Subcontractor, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. This warranty shall be in addition to and not in limitation of any other warranty or remedy required by law or by the Subcontract Documents.

4.6  INDEMNIFICATION

4.6.1 To the fullest extent permitted by law, the Subcontractor shall indemnify and hold harmless the Owner, Contractor, Architect, Architect's consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorney's fees, arising out of or resulting from performance of the Subcontractor's Work under this Subcontract, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Subcontractor, the Subcontractor's Sub-subcontractors, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or otherwise reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 4.6.

4.6.2  In claims against any person or entity indemnified under this Paragraph
4.6 by an employee of the Subcontractor, the Subcontractor's Sub-subcontractors, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Paragraph 4.6 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Subcontractor or the Subcontractor's Sub-subcontractors under workers' or workmen's compensation acts, disability benefit acts or other employee benefit acts.

4.6.3 The obligations of the Subcontractor under this Paragraph 4.6 shall not extend to the liability of the Architect, the Architect's consultants, and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, Change Orders, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the Architect, the Architect's consultants, and agents and employees of any of them, provided such giving or failure to give is the primary cause of the injury or damage.

4.7  REMEDIES FOR NONPAYMENT

4.7.1 If the Contractor does not pay the Subcontractor through no fault of the Subcontractor, within seven days from the time payment should be made as provided in this Agreement, the Subcontractor may, without prejudice to other available remedies, upon seven additional days' written notice to the Contractor, stop the Work of this Subcontract until payment of the amount owing has been received. The Subcontract Sum shall, by appropriate adjustment, be increased by the amount of the Subcontractor's reasonable costs of shutdown, delay and start-up.

                                   ARTICLE 5
                              CHANGES IN THE WORK

5.1 The Owner may make changes in the Work by issuing Modifications to the Prime Contract. Upon receipt of such a Modification issued subsequent to the execution of the Subcontract Agreement, the Contractor shall promptly notify the Subcontractor of the Modification. Unless otherwise directed by the Contractor, the Subcontractor shall not thereafter order materials or perform Work which would be inconsistent with the changes made by the Modifications to the Prime Contract.

5.2 The Subcontractor may be ordered in writing by the Contractor, without invalidating this Subcontract, to make changes in the Work within the general scope of this Subcontract consisting of additions, deletions or other revisions, including those required by Modifications in the Prime Contract issued subsequent to the execution of this Agreement, the Subcontract Sum and the Subcontract Time being adjusted accordingly. The Subcontractor, prior to the commencement of such changed or revised Work, shall submit promptly to the Contractor written copies of a claim for adjustment to the Subcontract Sum and Subcontract Time for such revised Work in a manner consistent with requirements of the Subcontract Documents.

5.3 The Subcontractor shall make claims promptly to the Contractor for additional cost, extensions of time and damages for delays or other causes in accordance with the Subcontract

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AIA DOCUMENT A401 o CONTRACTOR-SUBCONTRACTOR AGREEMENT  o          A401-1987   4
TWELFTH EDITION  o  AIA(R)  o  (c) 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1755 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006


       WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
                        IS SUBJECT TO LEGAL PROSECUTION.

Documents. A claim which will affect or become part of a claim which the Contractor is required to make under the Prime Contract within a specified time period or in a specified manner shall be made in sufficient time to permit the Contractor to satisfy the requirements of the Prime Contract. Such claims shall be received by the Contractor not less than two working days preceding the time by which the Contractor's claim must be made. Failure of the Subcontractor to make such a timely claim shall bind the Subcontractor to the same consequences as those to which the Contractor is bound.

                                    ARTICLE 6
                                   ARBITRATION

6.1 Any controversy or claim between the Contractor and the Subcontractor arising out of or related to this Subcontract, or the breach thereof, shall be settled by arbitration, which shall be conducted in the same manner and under the same procedure as provided in the Prime Contract with respect to claims between the Owner and the Contractor, except that a decision by the Architect shall not be a condition precedent to arbitration. If the Prime Contract does not provide for arbitration or fails to specify the manner and procedure for arbitration, it shall be conducted in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect unless the parties mutually agree otherwise.

6.2 Except by written consent of the person or entity sought to be joined, no arbitration arising out of or relating to the Subcontract shall include, by consolidation or joinder or in any other manner, any person or entity not a party in the Agreement under which such arbitration arises, unless it is shown at the time the demand for arbitration is filed that (1) such person or entity is substantially involved in a common question of fact or law, (2) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, (3) the interest or responsibility of such person or entity in the matter is not insubstantial, and (4) such person or entity is not the Architect, the Architect's employee, the Architect's consultant, or an employee or agent of any of them. This agreement to arbitrate and any other written agreements to arbitrate with an additional person or persons referred to herein shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

6.3 The Contract shall give the Subcontractor prompt written notice of any demand received or made by the Contractor for arbitration if the dispute involves or relates to the Work, materials, equipment, rights or responsibilities of the Subcontractor. The Contractor shall consent to inclusion of the Subcontractor in the arbitration proceeding whether by joinder, consolidation or otherwise, if the Subcontractor requests in writing to be included within ten days after receipt of the Contractor's notice.

6.4 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

6.5 This Article 6 shall not be deemed a limitation of rights or remedies which the Subcontractor may have under Federal law, under state mechanics' lien laws, or under applicable labor or material payment bonds unless such rights or remedies are expressly waived by the Subcontractor.

                                    ARTICLE 7
                      TERMINATION, SUSPENSION OR ASSIGNMENT
                               OF THE SUBCONTRACT

7.1      TERMINATION BY THE SUBCONTRACTOR

7.1.1 The Subcontractor may terminate the Subcontract for the same reasons and under the same circumstances and procedures with respect to the Contractor as the Contractor may terminate with respect to the Owner under the Prime Contract, or for nonpayment of amounts due under this Subcontract for 60 days or longer. In the event of such termination by the Subcontractor for any reason which is not the fault of the Subcontractor, Sub-subcontractors or their agents or employees or other persons performing portions of the Work under contract with the Subcontractor, the Subcontractor shall be entitled to recover from the Contractor payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

7.2      TERMINATION BY THE CONTRACTOR

7.2.1 If the Subcontractor persistently or repeatedly fails or neglects to carry out the Work in accordance with this Agreement and fails within seven days after receipt of written notice to commence and continue correction of such default or neglect with diligence and promptness, the Contractor may, after seven days following receipt by the Subcontractor of an additional written notice and without prejudice to any other remedy the Contractor may have, terminate the Subcontract and finish the Subcontractor's Work by whatever method the Contractor may deem expedient. If the unpaid balance of the Subcontract Sum exceeds the expense of finishing the Subcontractor's Work, such excess shall be paid to the Subcontractor, but if such expense exceeds such unpaid balance, the Subcontractor shall pay the difference to the Contractor.

7.3      ASSIGNMENT OF THE SUBCONTRACT

7.3.1 In the event of termination of the Prime Contract by the Owner, the Contractor may assign this Subcontract to the Owner, with the Owner's agreement, subject to the provisions of the Prime Contract and to the prior rights of the surety, if any, obligated under bonds relating to the Prime Contract. If the Work of the Prime Contract has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted.

7.3.2 The Subcontractor shall not assign the Work of this Subcontract without the written consent of the Contract, nor subcontract the whole of this Subcontract without the written consent of the Contractor, nor further subcontract portions of this Subcontract without written notification to the Contractor when such notification is requested by the Contractor.


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AIA DOCUMENT A401 - CONTRACTOR-SUBCONTRACTOR AGREEMENT -
TWELFTH EDITION - AIA(R) - (C)1987                                  A401-1987  5
THE AMERICAN INSTITUTE OF ARCHITECTS,
1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006


WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

                                   ARTICLE 8
                                   ---------
                          THE WORK OF THIS SUBCONTRACT

8.1 The Subcontractor shall execute the following portion of the Work described in the Subcontract Documents, including all labor, materials, equipment, services and other terms required to complete such portion of the Work, except to the extent specifically indicated in the Subcontract Documents to be the responsibility of others:

(Insert a precise description of the Work of this Subcontract, referring where appropriate in numbers of Drawings, sections of Specifications and pages of Addenda, Modifications and accepted Allowances)

        Execavate 178' x 92' pad and bring in rock base and sand.
        Excate and pour footing, foundation, piers and tension ties as per plans. Pour concrete slab per plans and provide frost protection.
        Design Development plans: C-1 thru C-12 all dated 12-20-96, A1.0, A1.1, A1.2, A1.3, A2.0, A2.1, A3.0, A3.1, A3.2, A4.0, A1.0
        thru 1.3 and A3.0 are dated 11-8-96 all others dated 12-2-96
        S1 thru S3 dated 12-3-96

        See attached bid




                                   ARTICLE 9
                                   ---------
                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION


9.1 The Subcontractor's date of commencement is the date from which the Contract Time of Paragraph 9.3 is measured; it shall be the date of this Agremeent, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Contractor.

(Insert the date of commencement if it differs from the date of this Agreement, if applicable, note when the date will be fixed in a notice to proceed.)

1-10-97


9.2 Unless the date of commencement is established by a notice to proceed issued by the Contractor, or the Contractor has commenced visible Work at the site under the Prime Contract, the Subcontractor shall notify the Contractor in writing not less than five days before commencing the Subcontractor's Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

9.3 The Work of this Subcontractor shall be substantially completed not later than 2-20-97.

(Insert the calendar date of number of calendar days after the Subcontractor's date of commencement. Also insert any requirements for earlier Subcontractor Completion of certain portions of the Subcontractor's Work, if not stated anywhere in the Subcontractor's Documents)




, subject to adjustments of this Subcontractor Time as provided in the Subcontractor Documents.

(Insert procedures, if any, for liquidated damages relating to failure to complete on time.)

        NA


9.4     Time is of the essence of this Subcontract.

9.5 No extension of time will be valid without the Contractor's written consent after claim made by the Subcontractor in accordance with Paragraph 5.2.
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AIA DOCUMENT A401 o CONTRACTOR-SUBCONTRACTOR AGREEMENT  o          A401-1987   6
TWELFTH EDITION  o  AIA(R)  o  (c) 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1755 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006


       WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
                        IS SUBJECT TO LEGAL PROSECUTION.

                                   ARTICLE 10
                                   ----------
                                SUBCONTRACT SUM

10.1 The Contractor shall pay the Subcontractor in current funds for performance of the Subcontract the Subcontract Sum of Ninety One Thousand Two Hundred Dollars ($91,200.00), subject to additions and deductions as provided in the Subcontract Documents.

10.2 The Subcontract Sum is based upon the following alternates, if any, which are described in the Subcontract Documents and have been accepted by the Owner and the Contractor:
(insert the numbers or other identification of accepted alternates.)

  N A



10.3    Unit prices, if any, are as follows:

  N A




                                   ARTICLE 11
                                   ----------
                               PROGRESS PAYMENTS

11.1 Based upon applications for payment submitted to the Contractor by the Subcontractor, corresponding to Applications for Payment submitted by the Contractor to the Architect, and Certificates for Payment issued by the Architect, the Contractor shall make progress payments on account of the Subcontract Sum to the Subcontractor as provided below and elsewhere in the Subcontract Documents.

11.2 The period covered by each application for payment shall be one calendar month ending on the last day of the month, or as follows:

  Twenty fifth of the month to be paid on the fifth of the next month


11.3 Provided an application for payment is received by the Contractor not later than the twenty five day of a month, the Contractor shall include the Subcontractor's Work covered by that application in the next Application for Payment which the Contractor is entitled to submit to the Architect. The Contractor shall pay the Subcontractor each progress payment


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AIA DOCUMENT A401 o CONTRACTOR-SUBCONTRACTOR AGREEMENT  o          A401-1987   7
TWELFTH EDITION  o  AIA(R)  o  (c) 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1755 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

       WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
                        IS SUBJECT TO LEGAL PROSECUTION.

within three working days after the Contractor receives payment from the Owner, if the Architect does not issue a Certificate for Payment or the Contractor does not receive payment for any cause which is not the fault of the Subcontractor, the Contractor shall pay the Subcontractor, on demand, a progress payment computed as provided in Paragraphs 11.7 and 11.8.

11.4 If an application for payment is received by the Contractor after the application date fixed above, the subcontractor's Work covered by it shall be included by the Contractor in the next Application for Payment submitted to the Architect.

11.5 Each application for payment shall be based upon the most recent schedule of values submitted by the Subcontractor in accordance with the Subcontract Documents. The schedule or values shall allocate the entire Subcontract Sum among the various portions of the Subcontractor's Work and be prepared in such form and supported by such data to substantiate its accuracy as the Contractor may require. This schedule, unless objected to by Contractor, shall be used as a basis for reviewing the Subcontractor's applications for payment.

11.6 Applications for payment submitted by the Subcontractor shall indicate the percentage of completion of each portion of the Subcontractor's Work as of the end of the period covered by the application for payment.

11.7 Subject to the provisions of the Subcontract Documents, the amount of each progress payment shall be computed as follows:

11.7.1 Take that portion of the Subcontract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Subcontractor's Work by the share of the total Subcontract Sum allocated to that portion of the Subcontractor's Work in the schedule of values, less that percentage actually retained, if any, from payments to the Contractor on account of the Work of the Subcontractor. Pending final determination of cost to the Contractor of changes in the Work which have been properly authorized by Construction Change Directive, amounts not in dispute may be included to the same extent provided in the Prime Contract, even though the Subcontract Sum has not yet been adjusted.

11.7.2 Add that portion of the Subcontract Sum properly allocable to materials and equipment delivered and suitably stored at the site by the Subcontractor for subsequent incorporation in the Subcontractor's Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing, less the same percentage retainage required by the Prime Contract to be applied to such materials and equipment in the Contractor's Application for Payment;

11.7.3  Subtract the aggregate of previous payments made by the Contractor; and

11.7.4  Subtract amounts, if any, calculated under Subparagraph 11.7.1 or
11.7.2 which are related to Work of the Subcontractor for which the Architect has withheld or nullified, in whole or in part, a Certificate of Payment for a cause which is the fault of the Subcontractor.

11.8    SUBSTANTIAL COMPLETION

11.8.1 When the Subcontractor's Work or a designated portion thereof is substantially complete and in accordance with the requirements of the Prime Contract, the Contractor shall, upon application by the Subcontractor, make prompt application for payment for such Work. Within 30 days following issuance by the Architect of the Certificate for Payment covering such substantially completed Work, the Contractor shall, to the full extent allowed in the Prime Contract, make payment to the Subcontractor, deducting any portion of the funds for the Subcontractor's Work withheld in accordance with the Certificate to cover costs of items to be completed or corrected by the Subcontractor. Such payment to the Subcontractor shall be the entire unpaid balance of the Subcontract Sum if a full release of retainage is allowed under the Prime Contract for the Subcontractor's Work prior to the completion of the entire Project, if the Prime Contract does not allow for a full release of retainage, then such payment shall be an amount which, when added to previous payments to the Subcontractor, will reduce the retainage on the Subcontractor's substantially completed Work to the same percentage of retainage as that on the Contractor's Work covered by the Certificate.

                                   ARTICLE 12
                                 FINAL PAYMENT

12.1 Final payment, constituting the entire unpaid balance of the Subcontract Sum, shall be made by the Contractor to the Subcontractor when the Subcontractor's Work is fully performed in accordance with the requirements of the Contract Documents, the Architect has issued a Certificate for Payment covering the Subcontractor's completed Work and the contractor has received payment from the Owner. If, for any cause which is not the fault of the Subcontractor, a Certificate for Payment is not issued or the Contractor does not receive timely payment or does not pay the Subcontractor within three working days after receipt of payment from the Owner, final payment to the Subcontractor shall be made upon demand.

(Include provisions for earlier final payment to the Subcontractor, if applicable)

NA


12.2 Before issuance of the final payment, the Subcontractor, if required, shall submit evidence satisfactory to the Contractor that all payrolls, bills for materials and equipment, and all known indebtedness connected with the Subcontractor's Work have been satisfied.

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AIA DOCUMENT A401 o CONTRACTOR-SUBCONTRACTOR AGREEMENT  o          A401-1987   8
TWELFTH EDITION  o  AIA(R)  o  (c) 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1755 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006


       WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
                        IS SUBJECT TO LEGAL PROSECUTION.

                                   ARTICLE 13

                              INSURANCE AND BONDS

13.1 The Subcontractor shall purchase and maintain insurance of the following types of coverage and limits of liability:

1,000,000.00 (one million) Insurance Coverage and Oregon Contractors License


13.2 Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Subcontractor's Work until date of final payment and termination of any coverage required to be maintained after final payment.

13.3 Certificates of insurance acceptable to the Contractor shall be filed with the Contractor prior to commencement of the Subcontractor's Work. These certificates and the insurance policies required by this Article 13 shall contain a provision that coverages afforded under the policies will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Contractor. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final application for payment as required in Article 12. If any information concerning reduction of coverage is not furnished by the insurer, it shall be furnished by the Subcontractor with reasonable promptness according to the Subcontractor's information and belief.

13.4 The Contractor shall furnish to the Subcontractor satisfactory evidence of insurance required of the Contractor under the prime Contract.

13.5 Waivers of Subrogation. The Contractor and Subcontractor waive all rights against (1) each other and any of their Subcontractors, Sub-subcontractors, agents and employees, each of the other, and (2) the Owner, the Architect, the Architect's consultants, separate contractors, and any of their subcontractors, sub-subcontractors, agents and employees for damages caused by fire or other perils to the extent covered by property insurance provided under the Prime Contract or other property insurance applicable to the Work, except such rights as they may have to proceeds of such insurance held by the Owner as fiduciary. The Subcontractor shall require of the Subcontractor's Sub-subcontractors, agents and employees, by appropriate agreements, written where legally required for validity, similar waivers in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

13.6 The Contractor shall promptly, upon request of the Subcontractor, furnish a copy or permit a copy to be made of any bond covering payment of obligations arising under the Subcontract.

13.7  Performance Bond and Payment Bond:
(If the Subcontractor is to furnish bonds, insert the specific requirements here.)


                                   ARTICLE 14

                  TEMPORARY FACILITIES AND WORKING CONDITIONS

14.1 The Contractor shall furnish and make available to the Subcontractor the following temporary facilities, equipment and services; these shall be furnished at no cost to the Subcontractor unless otherwise indicated below:



14.2  Specific working conditions:
(Insert any applicable arrangements concerning working conditions and labor matters for the Project.)

All Excavated material to be left on site and Contractor to provide power and accessibility around site.

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AIA DOCUMENT A401 o CONTRACTOR-SUBCONTRACTOR AGREEMENT  o          A401-1987   9
TWELFTH EDITION  o  AIA(R)  o  (c) 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1755 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006


       WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
                        IS SUBJECT TO LEGAL PROSECUTION.

                                   ARTICLE 15
                                   ----------
                            MISCELLANEOUS PROVISIONS

15.1 Where reference is made in this Agreement to a provision of the General Conditions or another Subcontract Document, the reference refers to that provision as amended or supplemented by other provisions of the Subcontract Documents.

15.2 Payments due and unpaid under this Subcontract shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any.)

  N A



(Usury laws and requirements under the Federal Trust or Lending Act, similar state and local Consumer credit laws and other regulations at the Owner's, Contractor's and Subcontractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written discounts or waivers.)


                                   ARTICLE 16
                                   ----------
                      ENUMERATION OF SUBCONTRACT DOCUMENTS

16.1 The Subcontract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

16.1.1 This executed Standard Form of Agreement Between Contractor and Subcontractor, AIA Document A401, 1987 Edition;

16.1.2 The Prime Contract, consisting of the Agreement between the Owner and Contractor dated as first entered above and the other Contract Documents enumerated in the Owner-Contractor Agreement; Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda and other documents enumerated therein;

16.1.3 The following Modifications to the Prime Contract, if any, issued subsequent to the execution of the Owner-Contractor Agreement but prior to the execution of this Agreement:

Modification                                            Date




16.1.4 Other Documents, if any, forming part of the Subcontract Documents are as follows:


This Agreement entered into as of the day and year first written above.

CONTRACTOR                              SUBCONTRACTOR

/s/ DUNCAN EDWARDS                      /s/ L. J. BARNEY
-------------------------------         -------------------------------
(Signature)  Duncan Edwards             (Signature)  L. J. Barney

Duncan Edwards, Agent for:              /s/ Lyle J. Barney, Owner
-------------------------------         -------------------------------
(Printed name and title)                (Printed name and title)
INLAND CASINO CORP.

        CAUTION: You should use an original AIA document which has this caution
  AIA printed in red. An original assures that changes will not be obscured as may occur when documents are reproduced.

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AIA DOCUMENT A401 o CONTRACTOR-SUBCONTRACTOR AGREEMENT  o          A401-1987  10
TWELFTH EDITION  o  AIA(R)  o  (c) 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1755 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

       WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
                        IS SUBJECT TO LEGAL PROSECUTION.